                                                                  EXHIBIT 10.19


Certain portions of this exhibit have been deleted and confidentiality filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[***]" inserted in place of such confidential information. In addition, all exhibits to this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission.



                                SUPPLY AGREEMENT



         THIS AGREEMENT, made and entered into as of the 1 day of January, 2000, by and between UCAR CARBON COMPANY INC., a Delaware corporation with offices at Highway 7, Santa Fe Pike, Columbia, Tennessee 38401 ("Seller") and SIMCALA INC., P.O. Box 68, Ohio Ferro-Alloys Road, Mt. Meigs, Alabama 36057 ("Buyer").

         WHEREAS, Buyer operates a silicon metal plant in Mt. Meigs, Alabama ("Mt. Meigs") where it uses carbon electrodes ("electrodes"); and

         WHEREAS, Buyer has purchased some of its electrodes in the past from Seller; and

         WHEREAS, Buyer desires to enter into a long term Supply Agreement with the Seller for all of the electrodes which Buyer uses at its Mt. Meigs Plant, and Seller is willing to supply Buyer with its requirements for electrodes, all as set forth herein below.



                              W I T N E S S E T H:



1) Electrodes: Seller hereby agrees to sell and deliver to Buyer, and Buyer hereby agrees to purchase and accept from Seller, during the term of this Agreement, [***]% of Buyer's annual requirements of electrodes and connecting pins. The electrode and connecting pin specifications are described in Exhibit A.

2) Price: The price of electrodes for the duration of this agreement, is set forth in Exhibit B.

3) Weights: All electrodes shipped under this Agreement shall be weighed by certified truck or railroad scales, or with the consent of the other party, by either Buyer's or Seller's certified scales.

4)       Term: The term of this Agreement is set forth in Exhibit B.

5) Delivery: Seller shall deliver all electrodes sold hereunder to Buyer FOB Buyer's Mt. Meigs facility, with title and risk of loss passing Buyer at that point. Seller shall pay all freight charges for electrodes.

6) Payment: Payment in U.S. dollars for electrodes hereunder is due thirty (30) days from date of receipt of invoice for each shipment.

7)       Warranty:


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

         A. Seller warrants that the electrodes delivered hereunder will conform to the specifications set forth in Exhibit A, as applicable, subject to such other specifications as may be agreed upon, in writing, by and between the parties hereto.

         B. Seller warrants that the use or sale of each electrode delivered hereunder will not infringe upon any claim of any United States patent covering the electrodes, but Seller does not warrant against infringement by reason of the use of such product in combination with other articles or material or in the practice of any process other than any process for which such product has been expressly designed or sold by Seller hereunder.

         C. THERE ARE NO EXPRESS WARRANTIES BY SELLER OTHER THAN THOSE SPECIFIED IN THIS PARAGRAPH 7. NO WARRANTIES BY SELLER (OTHER THAN WARRANTY OF TITLE AS PROVIDED BY THE UNIFORM COMMERCIAL
                  CODE) SHALL BE IMPLIED OR OTHERWISE CREATED AT LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY AND WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. Without limiting the generality of the foregoing, Buyer assumes all risk and liability for the results obtained by the use of any products delivered hereunder in combination with other articles or material or in the practice of any process.

         D. Seller's liability under the warranties specified in this paragraph 7 shall be limited to the repair or (at Seller's option) the replacement, or refund of the purchase price, of any product delivered hereunder which is in breach of warranty. No claims of any kind with respect to any product covered by this document, whether as to product delivered or for delayed delivery or non-delivery of products and whether or not based on negligence or warranty, shall be greater in aggregate amount than the purchase price of the product in respect of which such claims are made. In no event shall either party be liable for special, indirect or consequential damages, whether or not caused by or resulting from the negligence of such party.

8) Force Majeure: Neither Buyer nor Seller shall be liable for any delay or failure to perform hereunder caused by contingencies beyond their reasonable control, including but not limited to, acts of God, fire, flood, wars, sabotage, accidents, labor disputes (whether or not such disputes are within the power of the party to settle), governmental laws, rules, ordinances and regulations, whether valid or invalid, (including, but not limited to, import or export prohibitions or priorities, requisitions, allocations and price adjustment restrictions), inability to obtain material, equipment, or transportation and any other similar or dissimilar occurrence. In the event any such contingency affects only a part of Seller's capacity to produce and/or deliver electrodes, Seller will allocate production and/or deliveries among the requirements of all its regular customers and Seller's own requirements in such manner as Seller shall deem to be fair and equitable. In no event shall Seller be obligated to purchase raw materials or electrodes from others in order to enable it to deliver electrodes to Buyer hereunder.


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9)       Assignment: Any assignment of this Agreement without the prior written consent of the other party shall be void.

10) Governing Law: The laws of the State of Delaware shall govern the validity, interpretation and performance of this Agreement.

11) Arbitration: Disputes hereunder shall be finally settled by arbitration in Delaware under the Rules of the American Arbitration Association.

12) Notices: All notices or other communications required hereunder shall be deemed given when sent registered or certified mail, postage prepaid, addressed to the other party at the address set forth below, or at such other address as the other party shall have heretofore designated in writing. The Post Office receipt showing the date of mailing shall be prima facie evidence of mailing.

         If to Seller:                      UCAR Carbon Company, Inc.
                                            Highway 7
                                            Santa Fe Pike
                                            Columbia, Tennessee 38401
                                            Attention: J.D. Haworth

         If to Buyer:                       SIMCALA, Inc.
                                            P.O. Box 68
                                            Ohio Ferro-Alloys Road
                                            Mt. Meigs, Alabama 36057
                                            Attention: C.E. Broadwine



13) Amendment: No amendment of or modification to this Agreement shall be effective unless made in writing and signed by both parties.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

WITNESS:                            UCAR CARBON COMPANY INC.

--------------------------------    By: /s/ Joseph D. Haworth

                                    Title:  Director of Specialty Metals Market


WITNESS:                            SIMCALA, INC.

--------------------------------    By:  /s/ C.E. Boardwine

                                    Title: President and CEO


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

EXHIBIT A

CARBON ELECTRODE AND GRAPHITE CONNECTING PIN MATERIAL SPECIFICATION:

------------------- ----------------- ----------------- ----------------- ----------------- --------------------
                                                        Socket
                                                        Dimensions
                                                        Machined with
Catalog             Diameter          Length            2" lead acme                        Specific
Number              Dimensions        Dimensions        thread            Bulk Density      Resistance
------------------- ----------------- ----------------- ----------------- ----------------- --------------------
                    Max:  [***]"      Max:  [***]"      Diameter: [***]"  [***] g/cc

S452330             Min:  [***]"      Min:  [***]"      Length:   [***]"   min             [***](mu)(OMEGA)m max
------------------- ----------------- ----------------- ----------------- ----------------- --------------------
                                      Max:  [***]"                        [***] g/cc
P2330C                                Min:  [***]"                         min             [***] (mu)(OMEGA)m max
------------------- ----------------- ----------------- ----------------- ----------------- --------------------

RECEIVING INSPECTION:      Buyer shall verify factory order number and length
                           against tally sheet.

INDIVIDUAL AUTHORIZED      (As designated by customer)
TO APPROVE RECEIPT:

PACKAGING:                 Electrodes secured to truck bed on cradles or
                           pallets.


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

EXHIBIT B

CARBON ELECTRODE PRICE:

1. The price beginning January 1, 2000 through June 30, 2000, is [***] ([***]) cents per pound delivered to Buyer's plant.

2. The price in effect beginning July 1, 2000 through December 31, 2000, is [***] ([***]) cents per pound delivered to Buyer's plant.

3. The price beginning January 1, 2001 through December 31, 2001, is [***] ([***]) cents per pound delivered to Buyer's plant.

4. The price in effect beginning January 1, 2002 through December 31, 2002, shall be no more than [***] percent ([***]%) above or below the price delivered to Buyer's plant in previous year. Subject to the foregoing, the electrode price change beginning on January 1, 2002, will be [***] of the percentage change in published average silicon metal prices in the previous twelve (12) months. Buyer and Seller will mutually agree upon published silicon prices for this calculation.

AGREEMENT DURATION: The initial term of this Agreement shall be for a period of thirty-six (36) months commencing on January 1, 2000 and terminating on December 31, 2002.

By the end of each calendar year, the Buyer and Seller will meet to discuss the possible extension of this supply agreement for another term.


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